Exhibit 10.1

EXECUTION COPY

April 12, 2017

Tech Opportunities LLC

777 Third Avenue, 35th Floor

New York, NY 10017

Re: Plug Power Inc. Warrants to Purchase Common Stock

Ladies and Gentlemen:

Pursuant to this letter agreement (this “Agreement”), Plug Power Inc. (the “Company”) is pleased to offer to you the opportunity to exercise in full (through one or more exercise notices) both (i) the Warrant to Purchase Common Stock No. 1 issued on December 22, 2016 with respect to 3,120,000 shares of the Company’s common stock, par value $0.01 per share (together with and any securities into which such shares may hereinafter be reclassified, the “Common Stock”), and (ii) the Warrant to Purchase Common Stock No. 2 issued on December 22, 2016 with respect to 7,381,500 shares of Common Stock ((i) and (ii) together, the “Existing Warrants”).  The Existing Warrants are held by Tech Opportunities LLC (the “Holder”) and were issued pursuant to (i) those two certain Underwriting Agreements, each dated as of December 19, 2016, by and between the Company and Oppenheimer & Co. Inc., (ii) the Company’s Registration Statement on Form S-3 (File number 333-214737) and (iii) the Company’s prospectus supplements, each dated as of December 19, 2016.  The Existing Warrants are exercisable for an aggregate of 10,501,500 shares of Common Stock (the “Warrant Shares”).

In consideration for exercising in full (through one or more exercise notices) for cash all of the Existing Warrants (the “Warrant Exercise”) and the mutual covenants, representations and warranties herein, the Company will issue to the Holder a new Warrant to Purchase Common Stock (“New Warrant”) pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”), to purchase up to 5,250,750 shares of Common Stock (the “New Warrant Shares”, and together with the New Warrant, the “New Securities”) at an exercise price of $2.69 per share, which New Warrant will be in the form attached hereto as Exhibit A.

Holder may accept this offer by signing this Agreement below, with such acceptance constituting Holder’s exercise (through one or more exercise notices) in full of the Existing Warrants for an aggregate cash exercise price of $15,752,250.00 (the “Existing Warrants Exercise Price”).

The Company hereby waives the Initial Exercisability Date (as defined in the Existing Warrants) with respect to the Warrant Exercise, and the Holder hereby consents to such waiver.

The parties hereby make their respective representations and warranties set forth on Annex 1 attached hereto.  The parties hereby agree to the agreements set forth on Annex 2 attached hereto with respect to registration of the New Warrant Shares under the Securities Act.  The parties hereby agree to the covenants set forth on Annex 3 attached hereto.

Except for such waivers set forth herein, the terms of the Existing Warrants shall otherwise remain in effect as if the acceptance of this offer were a formal Exercise Notice under each of the Existing Warrants to exercise such Existing Warrants in full for cash.

The Company and the Holder agree that (i) on April 12, 2017 (the “Exercise Date”), (A) the Holder shall deliver to the Company one or more exercise notices (with effective times as set forth on the face of such exercise notices, as necessary, to ensure that the Holder does not beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such applicable exercise notice) and the Holder shall deliver the Existing Warrant Exercise Price to the Company by wire transfer pursuant to the bank account instructions provided by the Company, and (B) the Company shall deliver to the Holder the New Warrant registered in the name of the Holder, and (ii) on or before April 17, 2017, the Company shall deliver or cause to be delivered to the Holder the Warrant Shares via The Depository Trust Company Deposit or Withdrawal at Custodian system (“DWAC”), registered in the name of the Holder (or its designee).

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY

Except as expressly provided otherwise herein, this Agreement may not be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and Holder.  The rights and obligations of the Company and Holder

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shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.  The rights, interests or obligations hereunder may not be assigned, in whole or in part, by the Company without the prior written consent of Holder; provided, however, that no such consent shall be required in connection with any acquisition of the Company or a majority of the outstanding shares of Common Stock or a sale of all or substantially all of the assets of the Company, in each case in a single or series of related transactions, or in the case of any other assignment by operation of law.  Holder may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

This Agreement constitutes and contains the entire agreement among the Company and Holder regarding the subject matter hereof and supersedes any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or by electronic mail; or (iii) one business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Plug Power Inc.

968 Albany Shaker Road

Latham, NY 12110
Telephone: (518) 738-0970

Facsimile: (518) 782-7884
Attention:  Gerard L. Conway, Jr.
Email: gconway@plugpower.com

With a copy to:

Goodwin Procter LLP

100 Northern Avenue

Boston, Massachusetts 02210

Telephone: (617) 570-1394

Facsimile: (617) 801-8906

Attention:  Robert P. Whalen Jr.
Email:  rwhalen@goodwinlaw.com

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If to the Holder, to its address, facsimile number and e-mail address set forth on its signature page hereto,

With a copy (for information purposes only) to:

Latham & Watkins LLP

200 Clarendon Street

Boston, MA 02116

Telephone: 617-948-6000

Facsimile: (617) 948-60001

Attention:  Peter Handrinos, Esq.

Email:  peter.handrinos@lw.com

or to such other address, facsimile number and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction (excluding any fees required to be paid by the Company to Oppenheimer &Co., Inc. (the “Placement Agent”)).  The Company shall indemnify and hold harmless the Holder from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

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Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement.

The representations, warranties and covenants of the Company and the Holder contained herein shall survive the Exercise Date and consummation of the transactions contemplated hereby.

The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Signature Page Follows]

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This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other party or parties.  This Agreement, once executed by a party, may be delivered to the other party or parties hereto by facsimile or e-mail transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

PLUG POWER INC.

By:	/s/ Andrew Marsh
Name:	Andrew Marsh
Title:	President and Chief Executive Officer

Accepted and Agreed to:

TECH OPPORTUNITIES LLC

By:	/s/ George Antonopoulos
Name:	George Antonopoulos
Title:	Authorized Signatory

Annex 1

Representations and Warranties

1.              Representations and Warranties of the Company.  The Company hereby represents and warrants to the Holder as of the date hereof as follows:

(a)                                 Organization and Qualification.  The Company and each Subsidiary (as defined below) are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents except, with respect to the Subsidiaries, for violations which would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (as defined below).  The Company and each Subsidiary is duly qualified to conduct its respective businesses and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.  As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or (ii) the transactions contemplated hereby or in any of the other Transaction Documents (as defined below) or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents. “Subsidiaries” means any Person in which the Company, directly or indirectly, owns at least a majority of the outstanding capital stock or equity or similar interest of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

(b)                                 Authorization and Binding Obligation.  The Company has the requisite power and authority to enter into and perform its obligations under this Agreement, the New Warrant and the Agreement (collectively, the “Transaction Documents”), to consummate the transactions contemplated hereby and to issue and deliver the New Securities in accordance with the terms hereof and thereof.  The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance and delivery of the New Securities, have been duly authorized by the Board of Directors of the Company and, other than (i) such filings required under applicable securities or “Blue Sky” laws of the states of the United States, (ii) no further filing, consent, or authorization is required by the Company or of its Board of Directors or its shareholders.  This Agreement and the other Transaction Documents have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)                                  No Conflict; Required Filings and Consents.

(i)                                     The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the consummation of the transactions contemplated hereby, the issuance of the New Warrants and reservation for issuance and issuance of the New Warrant Shares) will not (A) result in a violation of the Certificate of Incorporation of the Company or any of its Subsidiaries, the Bylaws or any of the organizational documents of the Company or any of its Subsidiaries or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws, rules, and regulations, and the rules and regulations of the Nasdaq Capital Market (the “Principal Market”)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected; except, in the case of clause (B) only, for such conflicts, breaches, defaults, and violations as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(ii)                                  Neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or, make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof, other than such as have been made or obtained, and except for (i) any filings required to be made under federal or state securities laws and (ii) any required filings or notifications regarding the sale, issuance or listing of additional shares with The NASDAQ Capital Market.

(d)                                 No Integration.  None of the Company, its Subsidiaries, any of their affiliates, or any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any New Securities under the Securities Act or cause this offering of the New Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

(e)                                  Securities Law Exemptions.  Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer and issuance by the Company of the New Securities is exempt from registration under the Securities Act and all applicable state securities laws. The offer and issuance of the New Securities is exempt from registration under the Securities Act pursuant to the exemption provided by Section 4(a)(2) thereof.

(f)                                   Issuance of New Securities.  The issuance of the New Warrant has been duly authorized and upon issuance is in accordance with the terms of the Transaction Documents and shall be validly issued, fully paid and non-assessable and free from all Liens (as defined below).  Upon issuance or conversion in accordance with the New Warrants, the New Warrant Shares, when issued, will be validly issued, fully paid and nonassessable and free from all Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. As used herein, “Liens” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement to grant or submit to any of the foregoing in the future, except for such restrictions upon transfer contemplated by the Transaction Documents and federal securities laws.

(g)                                  Equity Capitalization.  The authorized capital stock of the Company consists of 450,000,000 shares of Common Stock of which, as of the date hereof, 212,054,266 shares are issued and outstanding, and 5,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of which, (i) 170,000 have been designated as Series A Junior Participating Cumulative Preferred Stock, none of which are issued or outstanding (ii) 10,431 have been designated as Series C Redeemable Convertible Preferred Stock (the “Series C Preferred Stock”), 5,231 of which are issued and outstanding as of the date hereof and (iii) 18,500 shares have been designated as Series D Convertible Preferred Stock (the “Series D Preferred Stock”), none of which are issued and outstanding as of the date hereof.  No other shares of Preferred Stock are either designated or issued and outstanding.  As of the date hereof, the Company had 86,147,148 shares of Common Stock reserved for issuance, including (i) 14,790,925 shares of Common Stock issuable upon the exercise of outstanding stock options, (ii) 13,333 shares of Common Stock issuable upon the vesting of restricted stock units, (iii) 5,554,594 shares of Common Stock issuable upon conversion of the outstanding shares of Series C Preferred Stock, (iv) 100 shares of Common Stock issuable upon the exercise of outstanding warrants issued during an offering in February 2013, (v) 10,501,500 shares of Common Stock issuable upon the exercise of the Existing Warrants and (vi) 55,286,696 shares of Common Stock issuable upon the exercise of outstanding warrants issued during an offering in April of 2017. The outstanding shares of Common Stock and Preferred Stock have been, and the shares of Common Stock issuable upon the conversion of the outstanding Preferred Stock and the exercise of the warrants will be, duly authorized and are validly issued, fully paid and nonassessable, and subject to no preemptive rights (and were not, and the shares of Common Stock issuable upon the conversion of the outstanding Preferred Stock and the exercise of the warrants will not be, issued in violation of any preemptive rights, the Company’s Certificate of Incorporation, Bylaws, or any Applicable Law).  Except as set forth above, including pursuant to the terms of the Series C Preferred Stock, or pursuant to the Transaction Documents, there are no (A) shares of capital stock or other equity interests or voting securities of the Company authorized, reserved for issuance, issued or outstanding, (B) options, warrants, calls, preemptive rights, subscription or other rights, instruments, agreements, arrangements or commitments of any character, obligating the Company or any of its subsidiaries to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or other equity interest or voting security in the Company or any securities or instruments convertible into or exchangeable for such shares of capital stock or other equity interests or voting securities, or obligating the Company or any of its subsidiaries to grant, extend or enter into any such option, warrant, call, preemptive right, subscription or other right, instrument, agreement, arrangement or commitment, (C) outstanding contractual obligations of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire any capital stock or other equity interest or voting securities of the Company, or (D) issued or outstanding performance awards, units, rights to receive any capital stock or other equity interest or voting securities of the Company on a deferred basis, or rights to purchase or receive any capital stock or equity interest or voting securities issued or granted by the Company to any current or former director, officer, employee or consultant of the Company.  No subsidiary of the Company owns any shares of capital stock or other equity interest or voting securities of the Company.  There are no voting trusts or other agreements or understandings to which the Company or any of its subsidiaries is a party with respect to the voting of the capital stock or other equity interest or voting securities of the Company.  All options granted and shares reserved or issued under the Company’s Employee Stock Purchase Plan, Executive Incentive Plan, Incentive Stock Option Agreement, Non-Qualified Stock Option Agreement for Employees, Non-Qualified Stock Option Agreement for Independent Directors, and Restricted Stock Award Agreement have been granted, reserved and issued in all material respects in full compliance with their respective Company stock plan and Applicable Law.

(h)                                 Transfer Taxes.  On the Exercise Date, all share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance of the New Securities to be issued to the Holder hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(i)                                     SEC Documents.

(i)                                     Since December 31, 2015, the Company has complied in all material respects with the filing requirements of Sections 13(a), 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and of the Securities Act (the “SEC Documents”).

(ii)                                  The SEC Documents, when they became effective or were filed with the Securities and Exchange Commission (the “Commission”) as the case may be, complied in all material respects with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 as applicable, and none of such documents, when they became effective or were filed with the Commission, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later SEC Documents filed or furnished and publicly available prior to the date of this Agreement, in which case such statements, as modified or superseded did not, when so modified or superseded, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j)                                    Investment Company Status.  The Company is not, and upon consummation of the exchange of the New Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(k)                                 Disclosure.  Other than as set forth in the 8-K Filing (as defined below), the Company confirms that neither it nor any other Person acting on its behalf has provided the Holder or its agents or counsel with any information that constitutes or could reasonably be expected to constitute, material, nonpublic information except insofar as the existence, provisions and terms of this Agreement and the transactions contemplate herein may be considered material, nonpublic information.  The Company understands and confirms that the Holder will rely on the foregoing representations in effecting transactions in the New Securities.    No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(l)                                     No General Solicitation.  Neither the Company nor any Person acting on behalf of the Company has offered or issued any of the New Warrant or New Warrant Shares by any form of general solicitation or general advertising. The Company has offered the New Warrants and New Warrant Shares only to the Holder.

(m)                             Bad Actor Representation. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the transactions contemplated by this Agreement, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

2.         Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Company as of the date hereof as follows:

The Holder is duly organized, validly existing and in good standing under the laws of the State of Delaware, with the limited liability company power and authority to conduct its business as currently conducted or proposed to be conducted.

The Holder has all requisite power and authority to enter into and to perform its obligations under this Agreement, to consummate the transactions contemplated hereby.  The execution, delivery and performance of this Agreement by the Holder and the consummation by it of the transactions contemplated hereby have been duly authorized by the Holder and no further consent or authorization of the Holder is required.  This

Agreement has been duly executed and delivered by the Holder and constitutes a legal, valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity.

The execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby will not (i) conflict with or result in a violation of any provision of its limited liability company agreement, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default under, or give rise to any right of termination or acceleration under, or constitute a change of control under, any agreement, indenture, or instrument to which the Holder or its subsidiaries is a party or it or any of its subsidiaries is bound, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Holder or its subsidiaries is a party or it or any of its subsidiaries is bound, except in the case of clauses (ii) and (iii) only, for such conflicts, breaches, defaults, and violations as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Holder to perform any material  obligations pursuant to this Agreement.

The Holder understands that the New Warrant is a “restricted security” and has not been registered under the Securities Act or any applicable state securities law and the Holder is acquiring the New Warrant as principal for its own account and not with a view to or for distributing or reselling such New Warrant or any New Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such New Warrant or New Warrant Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such New Warrant or New Warrant Shares in violation of the Securities Act or any applicable state securities law. The Holder is acquiring the New Warrant hereunder in the ordinary course of its business.

At the time the Holder was offered the New Warrant, it was, and as of the date hereof it is, and on each date on which it exercises the New Warrant, it will be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.

The Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the New Warrant and New Warrant Shares, and has so evaluated the merits and risks of such investment. The Holder is able to bear the economic risk of an investment in the New Warrant and New Warrant Shares and, at the present time, is able to afford a complete loss of such investment.

The Holder acknowledges that it has had the opportunity to review the SEC Documents and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the New Warrant and New Warrant Shares and the merits and risks of investing therein; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

The Holder understands that except as provided in Annex 2 or 3 hereof:  (i) the New Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Holder shall have delivered to the Company (if requested by the Company) an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such New Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Holder provides the Company with reasonable assurance that such New Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the New Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the New Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.  Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Holder effecting a pledge of New Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as defined in Annex 2), including, without limitation, this paragraph.

Annex 2

Registration Rights.

1.1                               Registration.

(a)                                 The Company agrees to file with the Securities and Exchange Commission (“SEC”) on or before June 30, 2017 (the “Registration Date”) (i) one (1) or more shelf registration statements on Form S-3 (or, if the Company shall not then be eligible to use Form S-3, on such other form as the Company shall then be eligible to use, pursuant to Rule 415 under the Securities Act covering the resale by the Holder of all of the New Warrant Shares (together with any other shares of Common Stock that may be issued in respect of such shares, whether by means of a stock split, stock dividend or otherwise, the “Registrable Securities”) or (ii) one (1) or more prospectus supplements or other materials under Rule 430B to include in a prospectus that is part of an effective registration statement such information as shall be necessary to identify the Holder as a selling stockholder and to permit the resale by the Holder of the Registrable Securities under the Securities Act.  Any registration statement described in this Section 1.1a. shall be referred to herein as the “Registration Statement.”  The Company shall furnish to the Holder as far in advance as reasonably practicable before the filing of any Registration Statement or any supplement or amendment thereto (and in any event not less than five business days prior to the filing of any Registration Statement or one business day prior to any supplement or amendment thereto), upon request, copies of reasonably complete drafts of all such documents proposed to be filed with the SEC, and provide the Holder the opportunity to object to any information pertaining to the Holder and its plan of distribution that is contained therein and make the revisions reasonably requested by the Holder with respect to such information prior to any filing of such documents with the SEC.

(b)                                 If the Company is, at the time of the filing of any Registration Statement filed pursuant to this Section 1.1, eligible as a well-known seasoned issuer, as defined in Rule 405 promulgated under the Securities Act (a “WKSI”), the Registration Statement shall be filed utilizing the automatic shelf registration process under Rule 415 and Rule 462 of the Securities Act (such Registration Statement, a “WKSI S-3”). If the Company is, at the time of the filing of any Registration Statement filed pursuant to this Section 1.1, not eligible as a WKSI, the Company agrees to use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.

(c)                                  The Company shall use its reasonable best efforts to maintain the effectiveness of the Registration Statement for a period ending on the earlier of (i) the date on which all Registrable Securities held by the Holder may be sold without limitation under Rule 144, or (ii) the date on which the Holder no longer holds any Registrable Securities (the “Expiration Date”).  Notwithstanding anything to the contrary in this Section 1.1, the Company may, by written notice to the Holder, suspend the Registration Statement after effectiveness and require that the Holder immediately cease sales of shares pursuant to the Registration Statement, in the event that the Company shall in good faith conclude in its sole discretion, after consultation with its legal counsel, that it is advisable to suspend use of any prospectus as a result of pending corporate developments or the disclosure requirements of the securities laws, provided that no periods during which the use of any prospectus shall be suspended by the

Company pursuant to this sentence shall continue for more than forty-five (45) consecutive days and for not more than ninety (90) days in any twelve (12)-month period.  The Holder hereby agrees that, upon receipt of any notice described in the preceding sentence, the Holder shall not offer, sell, pledge, hypothecate, transfer, distribute or otherwise dispose of, in reliance on the Registration Statement, any of the Registrable Securities during the period in which the Registration Statement is suspended.  If the Company suspends the Registration Statement and requires the Holder to cease sales of shares pursuant to this Section 1.1(c), the Company shall, as promptly as practicable following the termination of the circumstance which entitled the Company to do so, use commercially reasonable efforts to reinstate the effectiveness of the Registration Statement (including the filing of any necessary amendments or supplements thereto) and give written notice to the Holder authorizing them to resume sales pursuant to the Registration Statement.  If, as a result thereof, the prospectus included in the Registration Statement has been amended or supplemented to comply with the requirements of the Securities Act, the Company shall enclose such revised prospectus with the notice to the Holder given pursuant to this Section 1.1(c), and the Holder shall make no offers or sales of shares pursuant to the Registration Statement other than by means of such revised prospectus.

(d)                                 The Company shall notify the Holder of the effectiveness of the Registration Statement and shall furnish to the Holder, without charge, such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Registration Statement as the Holder may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Registration Statement.

(e)                                  The Company shall as promptly as reasonably practicable notify the Holder of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement with respect to the Holder’s Registrable Securities or the receipt of notice of the initiation of any proceedings for that purpose.  The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement at the earliest possible moment.  The Company shall promptly notify the Holder of any request by the SEC for any amendment or supplement to, or additional information in connection with, the Registration Statement (or prospectus relating thereto).  The Company shall promptly notify the Holder of the filing of the Registration Statement or any prospectus, amendment or supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any post-effective amendment.

(f)                                   Subject to the terms of this Section 1.1, the Company shall promptly prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities until the Expiration Date.  The Company shall include or incorporate by reference in the Registration Statement such plan of distribution (other than a distribution including an underwritten offering) and any information pertaining to the Holder as the Holder shall reasonably request prior to the effectiveness thereof.

(g)                                  After the effectiveness of the Registration Statement, the Company shall furnish to the Holder a copy of the prospectus included or incorporated by reference therein.  If the Company has delivered a prospectus to the Holder and after having done so the prospectus is amended or supplemented to comply with the requirements of the Securities Act, the Company shall promptly notify the Holder and the Holder shall immediately cease making offers or sales of shares under the previously delivered prospectus.  The Company shall promptly provide the Holder with revised or supplemented prospectuses and, following receipt of the revised or supplemented prospectuses, if a prospectus related to the Registration Statement is required at that time to be delivered under the Securities Act, the Holder shall be free, subject to the terms of this Section 1.1, to resume making offers and sales under the Registration Statement.

(h)                                 The Company shall, in connection with the filing of the Registration Statement hereunder, file such documents as may be necessary to register or qualify the Registrable Securities under the securities or “blue sky” laws of such states as the Holder may reasonably request, and the Company shall use its reasonable best efforts to cause such filings to become effective in a timely manner; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state or subject itself to general taxation in any such jurisdiction or provide any undertakings that cause the Holder undue expense or burden.

(i)                                     It shall be a condition to the Company’s obligation under this Section 1.1 to include the Holder as a selling stockholder in any Registration Statement that the Holder (i) shall have provided promptly (and in any event within four (4) Business Days of the request therefor) such information and other materials as the Company or its counsel shall reasonably request in connection with the Registration Statement and (ii) shall use commercially reasonable efforts to have promptly taken all such actions as the Company shall reasonably request in connection with the Registration Statement.  The Holder hereby represents, warrants and agrees that all such information provided by the Holder or on its behalf for inclusion in the Registration Statement shall be true, complete and correct in all material respects.  The Holder further agrees that if it shall become aware of any information that would cause any of the statements in the Registration Statement provided by the Holder or on its behalf with respect to the Holder to be false or misleading with respect to any material fact, or to omit to state any material fact necessary to make such statements therein not false or misleading, it shall promptly inform the Company in writing, and the Company shall use its commercially reasonable efforts to promptly amend or supplement the Registration Statement.  The Holder shall comply with the Securities Act and any other laws applicable to any disposition of any Registrable Securities pursuant to any Registration Statement.  The information regarding the Company included or incorporated by reference in the Registration Statement shall not at the time the Registration Statement is filed with the SEC and at the time it becomes effective under the Securities Act contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.  The information regarding the Company included or incorporated by reference in any prospectus relating to the Registration Statement, as then amended or supplemented, shall not, as of the date such prospectus, as then amended or supplemented, is delivered to the Holder, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.  Subject to the terms of this

Section 1.1, if the Company becomes aware of any information that would cause any of the statements in the Registration Statement or any prospectus related thereto, as then amended or supplemented, to be false or misleading with respect to any material fact, or to omit to state any material fact necessary to make such statements not false or misleading, the Company shall promptly notify the Holder thereof and use its reasonable best efforts to promptly amend or supplement the Registration Statement or such prospectus.

(j)                                    The Company shall pay all expenses incurred by it in complying with its obligations under this Section 1.1, including registration and filing fees, listing fees, printing expenses, messenger and delivery expenses, fees and expenses of the Company’s counsel, fees and expenses of the Company’s accountants, and the Company’s internal expenses.  The Holder shall pay all expenses incurred by the Holder in connection with the disposition of its Registrable Securities, including any broker’s fees or commissions, selling expenses, messenger and delivery expenses, and fees and expenses of any counsel retained by the Holder.

(k)                                 The Company agrees to indemnify and hold harmless the Holder whose shares are included in the Registration Statement, and if the Holder is not an individual, the Holder’s directors, officers and each Person, if any, that controls the Holder whose shares are included in the Registration Statement within the meaning of the Securities Act, against any losses, claims, damages, expenses or liabilities to the Holder or other such Person may become subject by reason of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon information furnished in writing to the Company by or on behalf of the Holder for inclusion in the Registration Statement.  The Company shall have the right to assume the defense and settlement of any claim or suit for which the Company may be responsible for indemnification under this Section 1.1 with counsel reasonably satisfactory to the indemnified party.  The indemnified party may participate in any such defense or settlement, but the Company shall not be liable to such indemnified party for any legal or other expenses incurred by such indemnified party in connection with the defense thereof; provided, however, that (x) if the Company fails to take reasonable steps necessary to defend in good faith the action or proceeding within ten (10) business days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (y) if such indemnified party who is a defendant in any action or proceeding which is also brought against the Company shall have reasonably concluded, based on the advice of counsel, that there may be one or more legal defenses available to such indemnified party which are not available to the Company; or (z) if representation of both parties by the same counsel is impermissible under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction) and the Company shall be liable for any reasonable expenses therefor.  The Holder whose shares are included in the Registration Statement agrees, severally and not jointly with any other Holder, as applicable, to indemnify and hold harmless the Company and its directors, officers and each Person, if any, that controls the Company within the meaning of the Securities Act, against any losses, claims, damages, expenses or liabilities to which the Company or other such Person may become subject by reason of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon information furnished in writing to the Company by or on behalf of the Holder for inclusion in the Registration Statement.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any action or claim in respect of which indemnification or contribution may be sought hereunder unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(l)                                     If the indemnification provided for in Section 1.1(k) is unavailable to an indemnified party with respect to any losses, claims, damages, expenses or liabilities referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities as well as any other relevant equitable considerations.  The relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this  Section 1.1(l) were determined by pro rata allocation or by any other method of allocation that fails to take account of the equitable considerations referred to above.  The Holder shall not be required to contribute any amount in excess of the amount by which the net proceeds to the Holder from the sale of the Holder’s Registrable Securities pursuant to the Registration Statement exceeds the amount of any damages which the Holder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(m)                             The Company’s obligations under this Section 1.1 (other than Sections 1.1(k), 1.1(l) and this 1.1(m)) shall all terminate, with respect to the Holder, on the Expiration Date.  The Holder’s rights under this Section 1.1 are personal to the Holder and may not be assigned separately from the Registrable Securities. The Company’s obligations under this Section 1.1 may be waived in any instance by the Holder.

Annex 3

Additional Covenants

(a)                                 Blue Sky.  The Company shall, on or before the Exercise Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the New Securities for sale to the Holder at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Holder on or prior to the Exercise Date.

(b)                                 Reporting Status.  Until the date on which the Holder shall have sold all of the New Warrant Shares (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(c)                                  Listing.  The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Registrable Securities upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all Registrable Securities from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system.  The Company shall maintain the Common Stock’s listing or authorization for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market (each, an “Eligible Market”).  The Company shall pay all fees and expenses in connection with satisfying its obligations under this Clause (c).

(d)                                 Fees.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, DTC (as defined below) fees or broker’s commissions (other than for Persons engaged by the Holder) relating to or arising out of the transactions contemplated hereby (including, without limitation, any fees or commissions payable to the Placement Agent, who is the Company’s sole placement agent in connection with the transactions contemplated by this Agreement).  The Company shall pay, and hold the Holder harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.  Except as otherwise set forth herein, each party to this Agreement shall bear its own expenses in connection with the sale of the New Securities to the Holder.

(e)                                  Pledge of New Securities.  Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the New Securities may be pledged by a Holder in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the New Securities.  The pledge of New Securities shall not be deemed to be a transfer, sale or assignment of the New Securities hereunder, and no Holder effecting a pledge of New Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or the New Warrants, including, without limitation, the representations of the Holder in Annex 1 hereof (the “Holder Transfer Representation”); provided that a Holder and its pledgee shall be required to comply with the provisions of the Holder Transfer Representation hereof in order to effect a sale, transfer or assignment of New Securities to such pledgee.  The Company hereby agrees to execute and deliver such documentation as a pledgee of the New Securities may reasonably request in connection with a pledge of the New Securities to such pledgee by the Holder.

(f)                                   Disclosure of Transactions and Other Material Information.  On or before 9:30 a.m., New York time, on the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by this Agreement, the Existing Warrants and the New Warrants (collectively, the “Transaction Documents”) in the form required by the Exchange Act and attaching all the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the Agreement and the form of the New Warrants) (including all attachments, the “8-K Filing”).  From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided to any of the Holder by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents.  In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Holder or any of their affiliates, on the other hand, shall terminate.  The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide the Holder with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion).  Subject to the foregoing, neither the Company, its Subsidiaries nor the Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Holder, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and (ii) as is required by applicable law and regulations. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that the Holder shall not have (unless expressly agreed to by the Holder after the date hereof in a written definitive and binding agreement executed by the Company and the Holder), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company or any of its Subsidiaries.

(g)                                  Reservation of Shares.  So long as any of the New  Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the maximum number of New Warrant Shares issuable upon exercise of all the New Warrants then outstanding (without regard to any limitations on the exercise of the New Warrants set forth therein) (collectively, the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this

Clause (g) be reduced other than proportionally in connection with any conversion, exercise and/or redemption, as applicable of New Warrants.  If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholder to authorize additional shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.

(h)                                 Passive Foreign Investment Company. The Company shall conduct its business, and shall cause its Subsidiaries to conduct their respective businesses, in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the Code.

(i)                                     Corporate Existence. So long as the Holder beneficially owns any Warrants, the Company shall not be party to any Fundamental Transaction (as defined in the New Warrants) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the New Warrants.

(j)                                    Exercise Procedures.  The form of Exercise Notice (as defined in the New Warrants) included in the New Warrants set forth the totality of the procedures required of the Holder in order to exercise the New Warrants.  Except as provided in Clause (r) below, no additional legal opinion, other information or instructions shall be required of the Holder to exercise the New Warrants.  The Company shall honor exercises of the New Warrants and shall deliver the New Warrant Shares in accordance with the terms, conditions and time periods set forth in the New Warrants.

(k)                                 Regulation M.  The Company will not take any action prohibited by Regulation M under the Exchange Act, in connection with the distribution of the New Securities contemplated hereby.

(l)                                     General Solicitation.  None of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any Person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the New Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including:  (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(m)                             Integration.  None of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act), or any Person acting on behalf of the Company or such affiliate will sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which will be integrated with the sale of the New Securities in a manner which would require the registration of the New Securities under the Securities Act or require stockholder approval under the rules and regulations of the Principal Market and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the Securities Act or the rules and regulations of the Principal Market, with the issuance of New Securities contemplated hereby.

(n)                                 Notice of Disqualification Events.  The Company will notify the Holder in writing, prior to the Exercise Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(o)                                 Register.  The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of New Securities), a register for the New Warrants in which the Company shall record the name and address of the Person in whose name the New Warrants have been issued (including the name and address of each transferee) and the number of New Warrant Shares issuable upon exercise of the New Warrants held by such Person.  The Company shall keep the register open and available at all times during business hours for inspection of the Holder or its legal representatives.

(p)                                 Transfer Agent Instructions.  The Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent (as applicable, the “Transfer Agent”) in a form acceptable to the Holder (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of the Holder or its respective nominee(s), for the New Warrant Shares in such amounts as specified from time to time by the Holder to the Company upon the exercise of the New Warrants (as the case may be).  The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Clause (p), and stop transfer instructions to give effect to the Holder Transfer Representation, will be given by the Company to its transfer agent with respect to the New Securities, and that the New Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents.  If the Holder effects a sale, assignment or transfer of the New Securities in accordance with the Holder Transfer Representation, the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by the Holder to effect such sale, transfer or assignment.  In the event that such sale, assignment or transfer involves New Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, the transfer agent shall issue such shares to the Holder, assignee or transferee (as the case may be) without any restrictive legend in accordance with Clause (r) below.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Clause (p) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Clause (p), that the Holder shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.  The Company shall cause its counsel to issue the legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Company’s transfer agent within three (3) days following each date a registration statement registering the resale of New Warrant Shares is declared effective.  Any fees (with respect to the transfer agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the New Securities shall be borne by the Company.

(q)                                 Legends.  The Holder understands that the New Securities have been issued (or will be issued in the case of the New Warrant Shares) pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth below, the New Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(r)                                    Removal of Legends.  Certificates evidencing New Securities shall not be required to contain the legend set forth in Clause (q) above or any other legend (i) while a registration statement (including a Registration Statement) covering the resale of such New Securities is effective under the Securities Act, (ii) following any sale of such New Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such New Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that the Holder provides the Company with reasonable assurances that such New Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of the Holder’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Holder provides the Company with an opinion of counsel to the Holder, in a generally acceptable form, to the effect that such sale, assignment or transfer of the New Securities may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC).  If a legend is not required pursuant to the foregoing, the Company shall no later than three (3) Trading Days (or such earlier date as required pursuant to the Exchange Act or other applicable law, rule or regulation for the settlement of a trade initiated on the date the Holder delivers such legended certificate representing such New Securities to the Company) following the delivery by the Holder to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such New Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Holder as may be required above in this Clause (r), as directed by the Holder, either:  (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated New Securities Transfer Program and such New Securities are New Warrant Shares, credit the aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated New Securities Transfer Program, issue and deliver (via reputable overnight courier) to the Holder, a certificate representing such New Securities that is free from all restrictive and other legends, registered in the name of the Holder or its designee.  The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of New Securities or the removal of any legends with respect to any New Securities in accordance herewith.

(s)                                   FAST Compliance.  While any New Warrants remain outstanding, the Company shall maintain a transfer agent that participates in the DTC Fast Automated New Securities Transfer Program.

Exhibit A

Form of New Warrant

[Attached hereto]